SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report:    April 19, 1996

                Date of Earliest Event Reported:  April 18, 1996


                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                       75-1475224
            ------                                       ----------
   (Commission File Number)                  (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On April 18, 1996, Registrant issued a press release announcing the resignation of Jerry L. Roy as Chief Executive Officer of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number             Description
               -------   ------------------------------

                99 Copy of press release announcing the resignation of Jerry L. Roy as Chief Executive Officer of the Company


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  April 19, 1996              By:/s/ James D. Allen
                                     ----------------------
                                     James D. Allen
                                     Vice President